UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                  Date of Report:  May 17, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware               000-06217             94-1672743
   (State or other          (Commission          (IRS Employer
    jurisdiction
  of incorporation)         File Number)      Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

           On May 17, 2006, Intel's stockholders approved the adoption of the Intel Corporation 2006 Equity Incentive Plan (the "Plan") with an expiration date of June 30, 2008. The Plan replaces the 2004 Equity Incentive Plan ("2004 Plan") in advance of its expiration date of June 30, 2007 and is the sole plan for providing new awards of stock-based incentive compensation to eligible employees and non-employee directors. All shares under the 2004 Plan which are not subject to previously granted awards are canceled, and no further awards will be granted under the 2004 Plan. Although the Plan has a limited life of two years and one month, Intel will continue its practice of submitting our equity plan annually to stockholders for approval. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to eligible full-time and part-time employees and non-employee directors. The Compensation Committee determines which employees will participate in the Plan, as well as the terms of employee grants, and the Board determines the terms of grants to non-employee directors. The Committee has delegated authority to a committee consisting of the CEO to grant awards to non-executive employees within limits and a budget pre-approved by the Committee. An aggregate of 175 million shares have been reserved for issuance as awards over the term of the Plan, subject to adjustment only to reflect stock splits and similar events.

          Stock options granted under the Plan may not have a term longer than seven years, except that up to 7 million shares may be used for long-term executive retention stock option grants having a term no longer than 10 years. No more than 80 million shares may be issued as restricted stock or restricted stock unit awards under the Plan. The Plan limits awards to any employee participant in any single calendar year to no more than 3 million shares subject to stock options or stock appreciation rights and no more than 2 million shares subject to restricted stock or restricted stock unit awards. No more than 30,000 shares may be subject to awards granted to any non-employee director in a single calendar year. Awards under the Plan may be conditioned on continued employment, the passage of time or the satisfaction of performance vesting criteria established by award on the date of grant. Vesting requirements are determined by the Compensation Committee, provided, however, that stock options and stock appreciation rights shall not first become exercisable in less than one year and restricted stock or restricted stock units shall not vest in less than pro rata installments over three years, unless vesting is based on the achievement of performance criteria, in which case such performance vesting criteria may not be based on a period of less than one year. Up to an aggregate of 100,000 shares may be issued under the Plan as employee recognition stock awards having no minimum vesting period.

           The foregoing summary description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is attached hereto as Exhibit 10.1. For additional information regarding the Plan, refer to Proposal 5 (Approval of 2006 Equity Incentive Plan) on pages 37-44 of our 2006 Proxy Statement, as filed with the Securities and Exchange Commission on March 28, 2006, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

           On May 17, 2006, stockholders approved two proposals amending the Second Restated Certificate of Incorporation ("Certificate of Incorporation") at the 2006 Annual Stockholders' Meeting. These amendments affect the holders of our common stock. The first of these proposals repealed Article 10 of the Certificate of Incorporation. Article 10 is a "fair price provision," an anti-takeover measure designed to help defend against certain kinds of tender offers, known as coercive, two-tiered tender offers. For additional information regarding repeal of Article 10, refer to Proposal 2 (Amendment of the Company's Second Restated Certificate of Incorporation to Repeal the Fair Price Provision) on pages 30-32 of the our 2006 Proxy Statement, as filed with the Securities and Exchange Commission on March 28, 2006, which is incorporated herein by reference.

            The  second  proposal  amending  the  Certificate  of
Incorporation repeals Article 7 and Article 12, known as the "supermajority vote provisions" because these provisions require more than a simple majority vote of the stockholders for certain actions to be taken. Article 7 applied to insolvency proceedings under Delaware law and would require the approval of three-fourths of Intel's creditors and/or stockholders to approve a compromise, arrangement or reorganization in Delaware insolvency proceedings. Article 12 required the approval of at least 66 and 2/3% of the voting power of all outstanding shares entitled to vote in the election of directors to amend, repeal or adopt any
provision   inconsistent  with  Article  10   (the   fair   price
provision), Article 11 (barring stockholder action by written consent) or Article 12. By repealing Article 12, a simple majority of the voting power of all outstanding shares entitled to vote is necessary to approve any amendment to the Certificate of Incorporation once the Board approves and recommends the
amendment.    For   additional   information   regarding    these
amendments, refer to Proposal 3 (Amendment of the Company's Second Restated Certificate of Incorporation to Repeal the Supermajority Vote Provisions) on pages 32-33 of the our 2006 Proxy Statement, as filed with the Securities and Exchange Commission on March 28, 2006, which is incorporated herein by reference.

Item 5.03 Amendments  to  Articles  of Incorporation  or  Bylaws;
          Change in Fiscal Year.

          On January 18, 2006, the Board of Directors, subject to stockholder approval, approved amendments to our Certificate of Incorporation to repeal Article 7, Article 10 and Article 12 of the Certificate of Incorporation and approved filing the Third Restated Certificate of Incorporation. See Item 3.03 of this Form 8-K for a description of the amendments. At the 2006 Annual Stockholders' Meeting held on May 17, 2006, stockholders approved these amendments. On May 17, 2006, Intel filed the Third Restated Certificate of Incorporation with the Delaware Secretary of State. The Third Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 9.01      Financial Statements and Exhibits.

          (c)  Exhibits.

                         The following exhibits are filed as part
               of this Report:

               Exhibit   Description
               Number

               3.1       Third Restated Certificate of
                         Incorporation of Intel Corporation,
                         dated May 17, 2006

               10.1      Intel Corporation 2006 Equity Incentive
                         Plan, Effective May 17, 2006

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      Cary I. Klafter
Date:  May 22, 2006                   Secretary